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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 21, 2002



                           Yardville National Bancorp
                 (Exact name of issuer as specified in charter)



         NEW JERSEY                       0-26086                22-2670267
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation or                   file                Identification
        Organization)                     number)                 Number)

                                 2465 KUSER ROAD
                           HAMILTON, NEW JERSEY 08690
                    (Address of principal executive offices)


                                 (609) 585-5100
              (Registrant's telephone number, including area code)




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Item 5 - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on October 21, 2002, Yardville National Bancorp reported financial results for the third quarter ended September 30, 2002.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.             Description
         -----------             -----------

              99                 Yardville National Bancorp Press Release dated
                                 October 21, 2002



                                Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           YARDVILLE NATIONAL BANCORP


Date: October 21, 2002                      By: /s/ Stephen F. Carman
                                                ---------------------
                                                Stephen F. Carman
                                                Treasurer
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                                Index to Exhibits

Exhibit No.                Description
-----------                -----------

     99                    Yardville National Bancorp Press Release dated
                           October 21, 2002